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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 *

In connection with the Annual Report of Oxford Industries, Inc. (the "Company") on Form 10-Q ("Form 10-Q") for the quarter ended August 27, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, Ben B. Blount, Jr., Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      To my knowledge the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Ben B. Blount, Jr.
----------------------------
Ben B. Blount, Jr.
Executive Vice President and
Chief Financial Officer
October 5, 2004

* A signed original of this written statement required by Section 906 has been provided to Oxford Industries, Inc. and will be retained by Oxford Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.